                                                                   Exhibit 10.51


                  THIS SUPPLEMENT SHALL NOT BE BINDING UPON
                  THE PORT AUTHORITY UNTIL DULY EXECUTED BY
                  AN EXECUTIVE OFFICER THEREOF AND DELIVERED
                TO THE LESSEE BY AN AUTHORIZED REPRESENTATIVE
                            OF THE PORT AUTHORITY


                                                Port Authority Lease No. ANA-041
                                                          Supplement No. 4
                                                 Facility: Newark International
                                                              Airport


                            SUPPLEMENTAL AGREEMENT


        THIS SUPPLEMENTAL AGREEMENT, made as of March 1, 1993, by and between THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called "the Port Authority"), and FEDERAL EXPRESS CORPORATION (hereinafter called "the Lessee");

        WITNESSETH, That

        WHEREAS, the Port Authority and the Lessee as of October 1, 1983 entered into an agreement of lease (which agreement of lease, as the same has been heretofore supplemented or amended, is hereinafter called "the Lease"), covering certain premises, rights and privileges at and in respect to Newark International Airport (hereinafter called "the Airport") as therein set forth; and

        WHEREAS, the Port Authority and the Lessee desire to amend the Lease in certain respects as hereinafter provided;

        NOW, THEREFORE, for and in consideration of the covenants and mutual agreements herein contained, the Port Authority and the Lessee hereby agree, effective as of March 1, 1993 unless otherwise stated, as follows:

        1.       (a)     The Lessee, at its sole cost and expense, shall design
and perform the Construction Work, as defined in subparagraph (b) hereof, on the premises and related construction work off the premises in accordance with all the following terms and conditions.

                 (b) The work to be performed by the Lessee shall consist generally of the following: (i) the construction on the premises of an aircraft ramp with a ramp Taxilane FD, including
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the construction of an off-premises taxiway connection between Taxiway O and the said new ramp Taxilane FD; (ii) the construction on the premises of a flight line maintenance building consisting of approximately 1100 square feet;
(iii) in addition to the provisions of subparagraph (viii) of paragraph (a) of
Section 2 of the Lease, the construction and installation of further additions and modifications to the Fuel System (as defined in Section 49A of the Lease), including but not limited to, Distribution Facilities and Terminal Distribution Units (as defined in Section 49A of the Lease) and underground pipelines, fuel mains and stubs, said work to be located on and off the premises where required to tie into the portion of the Fuel System located on the premises (all of the foregoing work in this item [iii] being sometimes hereinafter called the "Additional Fuel System work"); (iv) the construction of an off-premises taxiway connection between the on-premises ramp Taxilane FE and Taxiway PC currently under construction; the foregoing items (i), (ii) and (iii) being as more fully set forth in Tenant Alteration Application NFE-38 previously submitted by the Lessee to the Port Authority for Port Authority approval and the plans and specifications forming a part thereof and the foregoing item (iv) to be as more fully set forth in a further Tenant Alteration Application to be submitted by the Lessee to the Port Authority for Port Authority approval and the plans and specifications forming a part thereof, said Applications being hereinafter collectively referred to as the "Applications"; all of the work set forth in items (i), (ii), (iii) and (iv) being herein collectively referred to as the "Construction Work."

                 (c) All of the Construction Work shall be performed in accordance with and subject to all the terms and conditions of the Lease, including but not limited to, all the terms and conditions of Paragraph 2 of Supplement No. 3 to the Lease as if the same were set forth herein in full, and the Applications and final plans and specifications as and when the same have been approved by the Port Authority, and any conditions which may be set forth therein or imposed by the General Manager of the Airport.

                 (d) All locations where the Construction Work is to be performed shall be as specified in the Applications. Notwithstanding any approval of the Applications and notwithstanding any reference therein to various proposed property lines or to space occupied by the Lessee, it is hereby understood and agreed that the areas upon which the Lessee shall perform the off-premises portions of the Construction Work shall be areas at the Airport which are not currently covered by any lease, permit or other agreement relating to occupancy of said areas between the Lessee and the





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Port Authority.  Without limiting the foregoing, the Lessee shall not and shall not have the right to commence the Construction Work or any portion thereof until and unless the respective Application covering the same has been approved by the Port Authority and this Supplemental Agreement has been fully executed and delivered to the Lessee by the Port Authority.

                 (e) The Lessee shall bear and pay any and all costs and expenses for, related to or in connection with the Construction Work, both on and off the premises, without any reimbursement or payment of any type from the Port Authority.

                 (f) The Lessee shall stage and schedule the portions of the Construction Work covering the off-premises taxiway connection to Taxiway PC so as not to obstruct the aircraft using Cargo Building No. 155 from having access to the aircraft ramp serving said Cargo Building.

                 (g) The Port Authority will assign one or more field engineers to the Construction Work. The Lessee shall pay to the Port Authority for the services of said engineers the sum of Four Hundred Forty Dollars and No Cents ($440.00) for each day or part thereof that each such engineer is so assigned.

                 (h) All portions of the Construction Work constructed by the Lessee on the premises shall be and become part of the premises under the Lease except for the Additional Fuel System Work, as hereinbefore defined, which shall not be or become part of the premises under the Lease, it being understood and agreed that the Additional Fuel System Work shall, upon completion, be and become part of the Fuel System, as defined in Section 49A of the lease and subject to all the terms and conditions of the lease. In addition, the Lessee understands and agrees that the portions of the Construction Work constructed off the premises shall not be or become a part of the premises and that the portions of the Construction Work constituting the off-premises taxiway connections (as described in items [i] and [iv] of subparagraph [b] hereof) shall, upon completion, be and become a part of the Public Aircraft facilities at the Airport.

                 (i) The Lessee shall substantially complete the performance of that portion of the Construction Work set forth in item (iv) of subparagraph (b) hereof no later than November 6, 1993, unless otherwise permitted by the General Manager of the Airport.

        2.       (a)     The Lessee hereby specifically acknowledges that this
Supplemental Agreement does not grant nor shall it be





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deemed to grant any rights whatsoever in the Lessee to lease any land from the
Port Authority or any interest in or right to use or occupy any area or areas upon which the off-premises portions of the Construction work is performed, other than as expressly provided in the Lease with respect to the premises thereunder.

                 (b) Neither this Supplemental Agreement nor any work performed hereunder shall or shall be deemed to alter, modify or affect in any way whatsoever the terms. provisions, covenants and conditions of the Lease, nor to grant to the lessee any right, claim or interest in the areas upon which the off-premises portions of the Construction Work are performed.

        3. This Supplemental Agreement does not constitute either party the agent or representative of the other party for any purpose whatsoever, nor shall any partnership or joint venture be deemed created hereby.

        4. The Lessee represents and warrants that no broker has been concerned in the negotiation of this Supplemental Agreement and that there is no broker who is or may be entitled to be paid a commission in connection therewith. The Lessee shall indemnify and save harmless the Port Authority of and from any and all claims for commission or brokerage made by any and all persons, firms or corporations whatsoever for services in connection with the negotiation and execution of this Supplemental Agreement.

        5. Neither the Commissioners of the Port Authority nor any of them, nor any officer, agent or employee thereof, shall be charged personally by the Lessee with any liability, or held liable to it under any term or provision of this Supplemental Agreement, or because of its execution or attempted execution or because of any breach thereof.

        6. As hereby amended, all of the terms, covenants, provisions, conditions and agreements of the Lease shall be and remain in full force and effect.

        7. This Supplemental Agreement and the Lease which it amends constitute the entire agreement between the Port Authority and the Lessee on the subject matter, and may not be changed, modified, discharged or extended except by instrument in writing duly executed on behalf of both the Port Authority and the Lessee. The Lessee agrees that no representations or warranties shall be binding upon the Port Authority unless expressed in writing in the Lease or this Supplemental Agreement.





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        IN WITNESS WHEREOF, the Port Authority and the Lessee have executed these presents as of the date first above written.

ATTEST:                                   THE PORT AUTHORITY OF NEW YORK
                                                   AND NEW JERSEY


 /s/ LAWRENCE L. HOFICLETER               By /s/ GERALD P. FITZGERALD
- ----------------------------------          --------------------------------
      Assistant Secretary                          Deputy Director
                                          (Title)     of Aviation
                                                 ---------------------------
                                                        (Seal)

ATTEST:                                   FEDERAL EXPRESS CORPORATION


 /s/ SYBILLE S. NOBLE                     By /s/ GILBERT MOOK
- ----------------------------------          --------------------------------
      Assistant Secretary                           V.P. Properties
                                          (Title)     and Facilities
                                                 ---------------------------
                                                      (Corporate Seal)





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FORM XLD - Ack., N.J. 51380

STATE OF NEW YORK
                                  ss.
COUNTY OF NEW YORK

        On this 25 day of May, 1993, before me, the subscriber, a notary public of New York, personally appeared Gerald P. Fitzgerald the Deputy Director of Aviation of The Port Authority of New York and New Jersey, who I am satisfied is the person who has signed the within instrument; and, I having first made known to him the contents thereof, he did acknowledge that he signed, sealed with the corporate seal and delivered the same as such officer aforesaid and that the within instrument is the voluntary act and deed of such corporation, made by virtue of the authority of its Board of Commissioners.


                                           /s/ ROSE ANN GUDDEM
                                         -------------------------------------
                                         (Notarial seal and stamp)

                                         Term Expires June 30, 1993


STATE OF TENNESSEE
                                  ss.
COUNTY OF SHELBY

        On this 19th day of April, 1993, before me, the subscriber, a notary public, personally appeared Gil Mook a Vice President of Federal Express Corporation who I am satisfied is the person who has signed the within instrument; and I having first made known to him the contents thereof, he did acknowledge that he signed, sealed with the corporate seal and delivered the same as such officer aforesaid and that the within instrument is the voluntary act and deed of such corporation, made by virtue of the authority of its Board of Directors.


                                           /s/ VICKI L. SHIREY
                                         -------------------------------------
                                         (Notarial seal and stamp)

                                         My Commission Expires
                                            September 21, 1993